UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 22, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{X} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Exhibit 99.1 Form of Reminder Letter to be mailed by GM
Exhibit 99.2 Form of Reminder Letter to be e-mailed by GM
Exhibit 99.3 Form of Reminder Letter to be mailed by ADP
Exhibit 99.4 Form of Reminder Letter to be e-mailed by ADP

ITEM 8.01.  OTHER EVENTS

Beginning on May 22, 2006, General Motors Corporation ("GM") is sending reminders to its retail stockholders that own at least 1,000 shares of GM's common stock, $1-2/3 par value (the "GM Common Stock") to remind them to submit their proxies or voting instructions for the upcoming Annual Meeting of Stockholders on June 6, 2006. The reminders will be sent by first class mail or e-mail (if stockholder receives GM communications by e-mail), either by Computershare as GM's transfer agent to record holders, or by ADP to beneficial holders.

The forms of these reminder messages are attached as exhibits to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit    Description                                      Method of Filing
-----------------------------------------------------------------------------
99.1       Form of Reminder Letter to be mailed by GM       Filed herewith
99.2       Form of Reminder Letter to be e-mailed by GM     Filed herewith
99.3       Form of Reminder Letter to be mailed by ADP      Filed herewith
99.4       Form of Reminder Letter to be e-mailed by ADP    Filed herewith



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)


Date:  May 22, 2006                  By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)